Exhibit 99.1

A&G INTERNATIONAL LIMITED

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Director and Stockholder

A&G INTERNATIONAL LIMITED

We have audited the accompanying consolidated balance sheets of A&G International Limited and its subsidiaries (the “Company”) as of December 31, 2014 and 2013 and the related consolidated statements of operations and comprehensive income, consolidated statement of stockholders’ equity and consolidated statement of cash flows for the years ended December 31, 2014 and 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2014 and 2013, and the consolidated results of its operations and its consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ HKCMCPA Company Limited

HKCMCPA Company Limited
Certified Public Accountants

Hong Kong, China
November 13, 2015

F-2

A&G INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$98,488	$60,308
Accounts receivable	56,150	58,193
Amount due from a related company	22,353	545
Prepayments and other receivables	3,357	-

TOTAL ASSETS	$180,348	$119,046

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Amounts due to a director	$52,772	$86,954
Other payables and accrued liabilities	5,514	5,382

Total liabilities	58,286	92,336

Commitments and contingencies

Stockholder’s equity:
Issued capital, 50,000 shares authorized, US$1 par value, 1 share issued and outstanding as of December 31, 2014 and 2013	1	1
Retained earnings	122,061	26,709

Total stockholder’s equity	122,062	26,710

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$180,348	$119,046

See accompanying notes to the consolidated financial statements.

F-3

A&G INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US”)

	Years ended December 31,
	2014	2013

REVENUES	$373,069	$278,024

COST OF REVENUES	(147,878)	(90,259)

GROSS PROFIT	225,191	187,765

OPERATING EXPENSES:
General and administrative	(129,839)	(142,946)

INCOME BEFORE INCOME TAX	95,352	44,819

INCOME TAX EXPENSE	-	-

NET INCOME	95,352	44,819

See accompanying notes to the consolidated financial statements.

F-4

A&G INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2014	2013

Cash flows from operating activities:
Net income	$95,352	$44,819
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	2,043	(45,115)
Prepayments and other receivables	(3,357)	7,945
Other payables and accrued liabilities	132	4,608

Net cash provided by operating activities	94,170	12,257

Cash flows from financing activities:
Advances to a related company	(21,808)	(545)
(Repayment to) advances from a director	(34,182)	24,815

Net cash (used in) provided by financing activities	(55,990)	24,270

NET CHANGE IN CASH AND CASH EQUIVALENTS	38,180	36,527
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	60,308	23,781

CASH AND CASH EQUIVALENTS, END OF YEAR	$98,488	$60,308

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the consolidated financial statements.

F-5

A&G INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2014 and 2013

(Currency expressed in United States Dollars (“US$”))

	SHARE CAPITAL		RETAINED EARNINGS	TOTAL EQUITY
	No. of share	Amount
Balance as of January 1, 2013	1	$1	$(18,110)	$(18,109)
Net income	-	-	44,819	44,819
Balance as of December 31, 2013	1	1	26,709	26,710
Net income	-	-	95,352	95,352
Balance as of December 31, 2014	1	$1	$122,061	$122,062

See accompanying notes to the consolidated financial statements.

F-6

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

1.	ORGANIZATION AND BUSINESS BACKGROUND

A&G International Limited (the “Company” or “A&G”) was incorporated as an international business company under the laws of the Belize on August 28, 2006 with 50,000 shares authorized at a par value of $1. As of December 31, 2014, the Company has 1 ordinary share issued and outstanding. The Company and its subsidiaries mainly engaged in the provision of business consulting and advisory services.

Summary of the Company’s subsidiaries:

	Company name	Place/date of incorporation	Particulars of issued capital	Principal activities

1.	Asia UBS Global Limited (“UBS (HK)”)	Hong Kong January 15, 2003	5,000 issued shares of ordinary shares of HK$1 each	Provision of business consulting and advisory services

2.	Asia UBS Global Limited (“UBS (Belize)”)	Belize August 28, 2006	1 issued share of US$1 each	Provision of business consulting and advisory services

A&G and its subsidiaries are hereinafter referred to as the “Company”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying consolidated financial statements and notes.

•	Basis of presentation

The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Basis of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company balances and transactions have been eliminated upon consolidation.

•	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the years reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-7

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, which are due on demand. Management reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using historical collection trends and aging of receivables. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. For the years ended December 31, 2014 and 2013, no provision for doubtful accounts was charged to operations.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

Revenue from the provision of business consulting and advisory services is recognized when services are rendered and the collection of relevant receivables is probable.

•	Cost of revenues

Costs of revenue primarily consist of company formation cost, government fee and other professional fees directly attributable to cost in relation to the business consulting and advisory services to be rendered.

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

F-8

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

The Company conducts much of its business activities in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authorities.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company’s operating subsidiaries maintain their books and record in a local currency, Hong Kong Dollars (“HK$”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

	As of and for the years ended December 31,
	2014	2013

Year-end / average HK$ : US$1 exchange rate	7.75	7.75

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the years ended December 31, 2014 and 2013, the Company operates one reportable business segment in Hong Kong.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments: cash and cash equivalents, accounts receivable, prepayments and other receivables, amount due to a director, and other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

F-9

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s consolidated financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s consolidated financial statements.  Early adoption is permitted.

F-10

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

3.	AMOUNT DUE FROM A RELATED COMPANY

As of December 31, 2014 and 2013, the balance represented temporary advances to a related company, which is controlled by the spouse of the director of the Company, for working capital purpose. The amount is unsecured, bear no interest and payable on demand.

4.	AMOUNT DUE TO A DIRECTOR

As of December 31, 2014 and 2013, the director of the Company advanced $52,772 and $86,954, respectively to the Company, which is unsecured, bears no interest and repayable on demand, for working capital purpose. Imputed interest is considered insignificant.

5.	INCOME TAXES

Income before income taxes of the Company for the years ended December 31, 2014 and 2013 were comprised of the following:

	For the year ended December 31,
	2014	2013

Tax jurisdictions from:
– Belize	$81,385	$48,564
– Hong Kong	13,967	(3,745)

Income before income taxes	$95,352	$44,819

Provision for income taxes consisted of the following:

For the year ended December 31,
	2014	2013

Current:
– Belize	$-	$-
– Hong Kong	-	-

Deferred:
– Belize	-	-
– Hong Kong	-	-

	$-	$-

F-11

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. During the years presented, the Company has subsidiaries that operate in Belize and Hong Kong, respectively that are subject to tax in the jurisdictions in which they operate, as follows:

Belize

Under the current Laws of Belize, A&G and UBS (Belize) are registered as an International Business Company which is subject to 0%. For the years ended December 31, 2014 and 2013, A&G had no operating result and UBS (Belize) incurred a net operating income of $81,385 and $48,564, respectively.

Hong Kong

UBS (HK) is subject to Hong Kong Profits Tax, which is charged at the statutory income tax rate of 16.5% on its assessable income. The reconciliation of income tax rate to the effective income tax rate based on income (loss) before income taxes for the years ended December 31, 2014 and 2013 are as follows:

	For the years ended December 31,
	2014	2013

Income (loss) before income tax	$13,967	$(3,745)
Statutory income tax rate	16.5%	16.5%

Income tax at Hong Kong statutory income tax rate	2,305	(618)
Net operating loss	(2,152)	-
Tax effect of tax reduction	(153)	-
Tax adjustment	-	618

Income tax expense	$-	$-

As of December 31, 2013, the Company incurred $13,043 of aggregate net operating loss carryforwards available to offset its taxable income for income tax purposes. The Company has provided for a full valuation allowance against the deferred tax assets of $2,152 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

6.	RELATED PARTY TRANSACTIONS

For the years ended December 31, 2014 and 2013, the Company received business consulting and advisory service income from a related company of $0 and $6,115, respectively. The related company is controlled by Mr. Lee Chong Kuang, the spouse of the director of the Company.

F-12

A&G INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

All of these related party transactions are generally transacted in an arm-length basis at the current market value in the normal course of business.

7.	CONCENTRATIONS OF RISKS

(a)	Major customers

For the years ended December 31, 2014 and 2013, there was no customer who accounted for 10% or more of the Company’s revenues with no accounts receivable balance at year-end.

(b)	Major vendors

For the years ended December 31, 2014 and 2013, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at year-end.

(c)	Credit risk

Financial instruments that are potentially subject to credit risk consist principally of accounts receivable. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

8.	COMMITMENTS AND CONTINGENCIES

The Company leases certain office premises in Hong Kong and Malaysia under operating leases with aggregated fixed monthly rent of approximately $1,900.

The aggregate lease expense for the years ended December 31, 2014 and 2013 were $24,950 and $20,255, respectively.

As of December 31, 2014, there were no commitments or contingencies involved.

9.	SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2014 up through the date the Company issued the consolidated financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-13

A&G INTERNATIONAL LIMITED

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Page

Condensed Consolidated Balance Sheets as of September 30, 2015 and December 31, 2014 (audited)	F-15

Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2015 and 2014	F-16

Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2015 and 2014	F-17

Notes to Condensed Consolidated Financial Statements	F-18 – F-26

F-14

A&G INTERNATIONAL LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

	As of
	September 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$75,782	$98,488
Accounts receivable	81,888	56,150
Amounts due from related companies	34,868	22,353
Prepayments and other receivables	1,187	3,357

Total current assets	193,725	180,348

Non-current assets:
Plant and equipment	7,200	-
Other non-current asset – related party	12,903	-

TOTAL ASSETS	$213,828	$180,348

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Amount due to a director	$183,226	$52,772
Other payables and accrued liabilities	1,992	5,514
Income tax payable	771	-

Total liabilities	185,989	58,286

Commitments and contingencies

Stockholder’s equity:
Issued capital, US$1 par value, 50,000 shares authorized, , 1 share issued and outstanding as of September 30, 2015 and December 31, 2014	1	1
Retained earnings	27,838	122,061

Total stockholder’s equity	27,839	122,062

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$213,828	$180,348

See accompanying notes to the condensed consolidated financial statements.

F-15

A&G INTERNATIONAL LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US))

(Unaudited)

	Nine months ended September 30,
	2015	2014

REVENUES, NET	$302,013	$305,626

COST OF REVENUES	(140,957)	(95,858)

GROSS PROFIT	161,056	209,768

OPERATING EXPENSES:
General and administrative	(99,669)	(79,821)

INCOME BEFORE INCOME TAX	61,387	129,947

INCOME TAX EXPENSE	(771)	(1,415)

NET INCOME	60,616	128,532

See accompanying notes to the condensed consolidated financial statements.

F-16

A&G INTERNATIONAL LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2015	2014

Cash flows from operating activities:
Net income	$60,616	$128,532
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation on plant and equipment	379	-
Changes in operating assets and liabilities:
Accounts receivable	(25,738)	(54,665)
Prepayments and other receivables	2,170	(3,357)
Other payables and accrued liabilities	(3,522)	1,015
Income tax payable	771	1,415

Net cash provided by operating activities	34,676	72,940

Cash flows from investing activities:
Purchase of plant and equipment	(7,579)	-
Investment in other non-current asset	(12,903)	-

Net cash used in investing activities	(20,482)	-

Cash flows from financing activities:
(Advances to) repayment from related companies	(12,515)	4,179
Repayment to a director	(24,385)	(78,504)

Net cash used in financing activities	(36,900)	(74,325)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(22,706)	(1,385)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	98,488	60,308

CASH AND CASH EQUIVALENTS, END OF PERIOD	$75,782	$58,923

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the condensed consolidated financial statements.

F-17

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 1 – ORGANIZATION AND BUSINESS BACKGROUND

A&G International Limited (the “Company” or “A&G”) was incorporated as an international business company under the laws of the Belize on August 28, 2006 with 50,000 shares authorized at a par value of $1. As of September 30, 2015, the Company has 1 ordinary share issued and outstanding. The Company and its subsidiaries mainly engaged in the provision of business consulting and advisory services.

Summary of the Company’s subsidiaries:

	Company name	Place/date of incorporation	Particulars of issued capital	Principal activities

1.	Asia UBS Global Limited (“UBS (HK)”)	Hong Kong January 15, 2003	5,000 issued shares of ordinary shares of HK$ 1 each	Provision of business consulting and advisory services

2.	Asia UBS Global Limited (“UBS (Belize)”)	Belize August 28, 2006	1 issued share of US$ 1 each	Provision of business consulting and advisory services and investment holding

A&G and its subsidiaries are hereinafter referred to as the “Company”.

NOTE 2 – BASIS OF PREPARATION

These unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial reporting and the rules and regulations of the Securities and Exchange Commission that permit reduced disclosure for interim periods. Therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2015.

The balance sheets and certain comparative information as of December 31, 2014 are derived from the audited financial statements and related notes for the year ended December 31, 2014 ("2014 Annual Financial Statements"), included in on Amendment No.1 to Form 8-K. These unaudited interim condensed financial statements should be read in conjunction with the 2014 Annual Financial Statements.

F-18

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying consolidated financial statements and notes.

•	Basis of consolidation

The condensed consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

•	Use of estimates

In preparing these condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, which are due on demand. Management reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using historical collection trends and aging of receivables. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Expected useful life

Office equipment	5 years
Leasehold improvement	Over the term of lease

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

F-19

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

•	Impairment of long-lived assets

Long-lived assets primarily include plant and equipment. In accordance with the provision of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the reporting unit level. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

•	Other non-current asset – related party

Investments in certain companies over which the Company exerts significant influence, but do not control the financial and operating decisions, are accounted for as equity method investments. Other investments that are not controlled, and over which the Company do not have the ability to exercise significant influence, are accounted for under the cost method. Both equity and cost method investments are included as Other Non-Current Assets in the Condensed Consolidated Balance Sheets.

As of September 30, 2015, the Company invested $12,903 in a related company, which was incorporated in Hong Kong, with 3,400,000 ordinary shares authorized, issued and outstanding at a par value of HK$1. The Company owns 2.94% equity interest in this related company which is controlled by Mr. Lee Chong Kuang, the spouse of the director of the Company and Mr. Loke Che Chan, Gilbert as directors.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

Revenue from the provision of business consulting and advisory services is recognized when services are rendered and the collection of relevant receivables is probable.

•	Cost of revenues

Costs of revenue primarily consist of company formation cost, business registration fee, annual filing fee, and other professional fees directly attributable to cost in relation to the rendering of business consulting and advisory services.

F-20

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts much of its businesses activities in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authorities.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company’s operating subsidiaries maintain their books and record in a local currency, Hong Kong Dollars (“HK$”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

	As of and for the nine months ended September 30,
	2015	2014

Period-end / average HK$ : US$1 exchange rate	7.75	7.75

F-21

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the nine months ended September 30, 2015 and 2014, the Company operates one reportable business segment in Hong Kong.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments: cash and cash equivalents, accounts receivable, amounts due from related companies, prepayments, deposits and other receivables, amount due to a director, and other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

F-22

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s consolidated financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s consolidated financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 4 – AMOUNTS DUE FROM RELATED COMPANIES

As of September 30, 2015, the balances represented temporary advances to two related companies which are controlled by the spouse of the director of the Company. The amounts are unsecured, bear no interest and are payable upon demand.

F-23

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 5 – PLANT AND EQUIPMENT

	As of
	September 30, 2015	December 31, 2014

Office equipment	$2,192	$-
Leasehold improvement	5,387	-
	7,579	-
Less: Accumulated depreciation	(379)	-

Total	$7,200	$-

Depreciation expense was $379 and $0 for the nine months ended September 30, 2015 and 2014, respectively.

NOTE 6 – OTHER NON-CURRENT ASSET, RELATED PARTY

As of September 30, 2015, the Company invested $12,903 in a related company, which was incorporated in Hong Kong, with 3,400,000 ordinary shares authorized, issued and outstanding at a par value of HK$1. The Company owns 2.94% equity interest in this related company which is controlled by Mr. Lee Chong Kuang, the spouse of the director of the Company and Mr. Loke Che Chan, Gilbert as directors.

NOTE 7 – AMOUNT DUE TO A DIRECTOR

As of September 30, 2015, the director of the Company had outstanding advances of $183,226 to the Company, which is unsecured, bears no interest and are payable upon demand, for working capital purpose. Imputed interest is considered insignificant.

NOTE 8 – INCOME TAXES

The income before income taxes of the Company for the nine months ended September 30, 2015 and 2014 were comprised of the following:

	For the nine months ended September 30,
	2015	2014
Tax jurisdictions from:
– Belize	$56,717	$47,344
– Malaysia	4,670	82,603

Income before income taxes	$61,387	$129,947

F-24

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Provision for income taxes consisted of the following:

	For the nine months ended September 30,
	2015	2014

Current:
– Belize	$-	$-
– Hong Kong	771	1,415

Deferred:
– Belize	-	-
– Hong Kong	-	-

	$771	$1,415

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. During the periods presented, the Company has subsidiaries that operate in Belize and Hong Kong that are subject to tax in the jurisdictions in which they operate, as follows:

Belize

Under the current Laws of Belize, A&G and UBS (Belize) is registered as an International Business Company which is subject to 0%. For the nine months ended September 30, 2015 and 2014, A&G has no operating losses and UBS (Belize) incurred net operating income of $56,717 and $82,603, respectively.

Hong Kong

UBS (HK) is subject to Hong Kong Profits Tax, which is charged at the statutory income tax rate of 16.5% on its assessable income. The reconciliation of income tax rate to the effective income tax rate based on income before income taxes for the nine months ended September 30, 2015 and 2014 are as follows:

	Nine months ended September 30,
	2015	2014

Income before income tax	$4,670	$47,344
Statutory income tax rate	16.5%	16.5%

Income tax at Hong Kong statutory income tax rate	771	7,812
Net operating loss	-	(2,152)
Tax adjustment	-	(4,245)

Income tax expense	$771	$1,415

F-25

A&G INTERNATIONAL LIMITED

N OTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There was no significant temporary difference as of September 30, 2015, therefore no deferred tax assets or liabilities have been recognized.

NOTE 9 – CONCENTRATIONS OF RISKS

(a)	Major customers

For the nine months ended September 30, 2015 and 2014, there was no customer who accounted for 10% or more of the Company’s revenues with no accounts receivable balance at period-end.

(b)	Major vendors

For the nine months ended September 30, 2015 and 2014, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at period-end.

(c)	Credit risk

Financial instruments that are potentially subject to credit risk consist principally of accounts receivable. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

The Company leases certain office premises in Hong Kong and Malaysia under various lease agreements with an aggregate fixed monthly rent of approximately $1,900. Total lease expense for the nine months ended September 30, 2015 and 2014 were $12,103 and $15,100, respectively.

As of September 30, 2015, there were no commitments or contingencies involved.

NOTE 11 – SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2015 up through the date the Company issued the consolidated financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-26